LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MARCH 6, 2020

TO THE PROSPECTUS DATED NOVEMBER 29, 2019 OF

MARTIN CURRIE SMASH SERIES EM FUND

(THE “FUND”)

The following disclosure replaces and supersedes the section of the Fund’s prospectus entitled “Portfolio holdings.”

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information on a quarterly basis available at www.leggmason.com/smashfunds (click under the name of the fund) no later than 14 calendar days following the quarter-end.

Please retain this supplement for future reference.

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